BNY Mellon Japan Womenomics Fund

Summary Prospectus | December 1, 2020

Class	Ticker
A	DJWAX
C	DJWCX
I	DJWIX
Y	DJWYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated December 1, 2020 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 14 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none
Redemption fee (as a percentage of amount redeemed; charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00	2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	9.92	9.92	9.92	9.91
Total other expenses	10.17	10.17	9.92	9.91
Total annual fund operating expenses	10.92	11.67	10.67	10.66
Fee waiver and/or expense reimbursement**	(9.67)	(9.67)	(9.67)	(9.66)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.25	2.00	1.00	1.00

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00%. On or after December 1, 2021, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$695	$2,706	$4,486	$8,092
Class C (with redemption at end of period)	$303	$2,449	$4,406	$8,264
Class C (without redemption at end of period)	$203	$2,449	$4,406	$8,264
Class I(with or without redemption at end of period)	$102	$2,197	$4,062	$7,873
Class Y(with or without redemption at end of period)	$102	$2,196	$4,059	$7,869

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 35.51% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund's sub-adviser, benefit from the "Womenomics" initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions, and close the gender pay gap. The fund invests principally in common stocks, and may invest in the stocks of companies with any market capitalization.

The fund's sub-adviser uses an investment process that combines fundamental analysis and security valuation with the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund's sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long term earnings above market expectations, and attractive valuations. The fund's sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund's sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and which the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

The fund is not managed to a benchmark index, nor will the fund's portfolio have the same characteristics as its designated broad-based securities market index — the TOPIX® Total Return Index, a market capitalization-weighted index consisting of all stocks traded on the First Section of the Tokyo Stock Exchange.

The fund may sell a company's stock for a variety of reasons, such as to secure gains, to respond to a change in the fundamental outlook for the company, or to redeploy assets into more promising opportunities.

Securities in which the fund invests generally will be denominated in Japanese yen. Under normal conditions, the fund will not engage in currency hedging.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of concentrating investments in Japan. The fund's performance will be influenced by political, social and economic factors affecting Japan. As a result, the fund's performance could be more volatile than that of more geographically diversified mutual

BNY Mellon Japan Womenomics Fund Summary	2

funds. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund's performance.

• Investment approach risk. The sub-adviser's investment approach may cause the fund to perform differently than mutual funds that invest in equity securities of Japanese companies, but that do not take into consideration the initiative in Japan to promote the general economic empowerment of women when selecting stocks for investment. This investment approach – investing in companies the fund's sub-adviser determines will benefit from the Womenomics initiative − may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon Japan Womenomics Fund Summary	3

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares for the fund's first complete calendar year of operations. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The fund's designated broad-based securities market index is the TOPIX® Total Return Index. The table compares the average annual total returns of the fund's shares to those of a TOPIX® Total Return Index broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Year-by-Year Total Returns as of 12/31 each year (%) Class A Shares
Best Quarter Q4, 2019: 10.53% Worst Quarter Q2, 2019: -0.53%
The year-to-date total return of the fund's Class A shares as of September 30, 2020 was -2.03%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/19)
Class (Inception Date)	1 Year	Inception
Class A (9/13/18) returns before taxes	12.36%	-1.97%
Class A (9/13/18) returns after taxes on distributions	12.33%	-1.99%
Class A (9/13/18) returns after taxes on distributions and sale of fund shares	7.61%	-1.40%
Class C (9/13/18) returns before taxes	17.36%	1.81%
Class I (9/13/18) returns before taxes	19.57%	2.83%
Class Y (9/13/18) returns before taxes	19.46%	2.83%
TOPIX® Total Return Index reflects no deductions for fees, expenses or taxes	19.25%	3.59%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, BNY Mellon Investment Management Japan Limited (BNYMIM Japan), to serve as the fund's sub-adviser.

The fund is managed by a team of investment professionals employed by BNYMIM Japan, consisting of Masafumi Oshiden, Miyuki Kashima, Kazuya Kurosawa, Yoshihiro Aoyama and Masataka Horikawa. Messrs. Oshiden and Kurosawa and Ms. Kashima have been primary portfolio managers of the fund since the fund's inception in August 2018, Mr. Aoyama has been a primary portfolio manager of the fund since March 2019 and Mr. Horikawa has been a primary portfolio manager of the fund since October 2020. Mr. Oshiden is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMIM Japan. Ms. Kashima is head of the Japan Equity Investment Management Division at BNYMIM Japan. Mr. Kurosawa is an investment manager at BNYMIM Japan. Messrs. Aoyama and Horikawa are analysts at BNYMIM Japan.

BNY Mellon Japan Womenomics Fund Summary	4

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.bnymellonim.com/us. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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